October 8, 2012 Exhibit 99.2 Acquisition of Alliance Financial Corporation

Forward-Looking Statements
This presentation may contain forward-looking statements regarding NBT Bancorp Inc. These statements constitute forward-looking information within the definition of the Private Securities Litigation Reform Act of 1995.
Actual results may differ materially from any forward-looking statements expressed in this presentation, since forward-looking information involves significant known and unknown risks, uncertainties and other factors. Factors that may cause actual results to differ materially from those contemplated by such forward-
looking statements include, among others, the following: (1) failure to satisfy the conditions to closing for the proposed merger in a timely manner or at all; (2) failure of the Alliance or NBT stockholders to approve the proposed merger; (3) failure to obtain the necessary governmental approvals for the proposed merger or adverse regulatory conditions in connection with such approvals; (4) disruption to the parties’ businesses as a result of the announcement and pendency of the transaction; (5) difficulties related to the integration of the businesses following the merger;  (6) competitive pressures among depository and other financial institutions; (7) changes in the interest rate environment; and (8) changes in general economic conditions, either nationally or regionally.
For a discussion of additional factors that might cause such differences, please refer to NBT Bancorp’s public filings with the Securities and Exchange Commission. These are available online at
http://www.sec.gov. NBT Bancorp does not undertake to update any forward-looking statements made in this presentation to reflect new information, future events or otherwise.

Important Information for Investors
NBT will be filing a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents regarding the proposed transaction with the SEC.
NBT and Alliance stockholders and investors are urged to read the joint proxy statement/prospectus when it becomes available, because it will contain important information about NBT and Alliance and the proposed transaction.
When available, copies of this joint proxy statement/prospectus will be mailed to stockholders. Copies of the joint proxy statement/prospectus also may be obtained free of charge at the SEC’s web site at http://www.sec.gov, or by directing a request to NBT Bancorp Inc., Attention – Shareholder Relations
Department, 20 Mohawk Street, Canajoharie, New York 13317 or on its website at
www.nbtbancorp.com, or to Alliance Financial Corporation, Attention – J. Daniel
Mohr, 120 Madison Street, 18th Floor, Syracuse, New York 13202 or on its website at www.alliancefinancialcorporation.com. Copies of other documents filed by NBT or Alliance with the SEC may also be obtained free of charge at the SEC’s website or by directing a request to NBT or Alliance at the address provided above.

Participants in the Solicitation
NBT Bancorp Inc. and Alliance Financial Corporation and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of NBT and
Alliance in connection with the proposed merger.
Information about the directors and executive officers of NBT is set forth in the proxy statement, dated March 30, 2012, for NBT’s 2012 annual meeting of stockholders, as filed with the SEC on Schedule
14A.  Information about the directors and executive officers of Alliance is set forth in the proxy statement, dated April 6, 2012, for Alliance’s
2012 annual meeting of stockholders, as filed with the SEC on
Schedule 14A. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy
statement/prospectus included in the Form S-4 when it becomes available.
This document does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities.

Continued market expansion with acquisition
of “central New York’s premier bank”
Strong
Strategic
Rationale
Replication of our Upstate NY success
Alliance’s central New York market: NBT understands it and has had success in similar markets!
Syracuse Market
NBT has been interested in entering the Syracuse market for a prolonged period of time
Chose not to enter the market by de novo branch expansion
Syracuse marketplace is the largest and most dynamic market in central New York
Market Share: Alliance is #3 in the Syracuse MSA (#1 among community banks)
Competition is similar to Albany market where NBT has had great success
Other market share
Alliance is #1 in Cortland county
Presence in other desirable markets (Oswego)
Culture
Similarities
Cultures and philosophies of two organizations are remarkably similar, NBT will continue to build on
Alliance’s vision
Familiarity with and mutual respect for senior management
Local bank images and strong community ties
Opportunities
Improved financial profile, footprint and market penetration position the pro forma Company to take advantage of:
Economies of scale
Greater products/services capabilities
Enhanced lending capacity
Excellent market momentum

VERMONT
NEW HAMPSHIRE
MASSACHUSETTS
NEW YORK
PENNSYLVANIA

Strategic extension of our footprint NBT Bank and its Divisions (137) Alliance Bank (28)

Alliance Financial Corporation
Financial Information
As of June 30, 2012, $ in thousands
Assets
$1,422,838
Loans
$889,560
Deposits
$1,106,572
Equity
$146,844
TBV/share
$22.73
LTM Net Income
$12,069
LTM EPS
$2.52
YTD ROA
0.78%
YTD ROE
7.57%
Market Information
As of October 5, 2012
Stock Price $39.41
Market Cap. $188.54 million
52 Week Hi-Low $27.55 - $41.85
Exchange NASDAQ
Avg. Daily Volume 8,009
Other Information
As of June 30, 2012, $ in thousands
Branches 28
Assets under Mgmt $862,000
FTE employees 340

Price &
Structure
Structure 100% common stock, fixed exchange ratio – 2.1779 for 1.000
Shares Issued Appx. 10.5 million shares issued, pro forma Alliance ownership ~23%
Transaction Value Aggregate value of $233.4 million, per share value of $48.00
Multiples
Price / 2013 Est. EPS 20.6x (does not include projected synergies)
Price / Tangible Book 2.11x
Assumptions
Synergies Estimated to be 35% of non-interest expense
Merger-Related Expenses $15.2 million (6.5% deal value)
Credit Mark 1% of gross loans (Alliance ALLL/loans 0.99%)
CDI 1% of core deposits (SYD, 10 years)
Other
Due Diligence Comprehensive process complete covering legal, credit quality, social issues, etc.
Approvals Subject to regulatory, NBT and Alliance shareholder approvals
Expected Closing Second Quarter 2013
Summary of Key Terms

Earnings
Accretion
Accretion
Approximately 3% in second half of 2013 and 6% in 2014
Capital
Impact
Tangible Book Dilution
5.65%
Tangible Book Earnback
5.47 years
Pro Forma Total Capital
12.38% (NBT 12.03% as of June 30, 2012)
NBT
Shareholder
Benefits
Internal Rate of Return
15-16%
Return on Invested Capital
10-11%
Greater Liquidity Market capitalization will increase by approximately 31%
Financially Attractive

Pro Forma Company
Nearly 25% Growth; Remains Well-Capitalized
Balance Sheet and Capital
As of June 30, 2012, $ in thousands
Assets
$7,474,424
Loans
$5,065,313
Deposits
$6,691,492
Equity
$782,931
Tangible Equity 6.81%
Tier 1 Leverage 8.62%
Tier 1 Capital 11.12%
Total Capital 12.38%
Alliance’s Ownership
24%
Alliance % Contribution
(before cost saves and purchase accounting)
19%
Alliance % Contribution
(after cost saves and purchase accounting)
28%

Loan and Deposit Portfolios
No Significant Shift in NBT Mix
$ % $ % $ %
Loans
Residential Mortgages 631 15% 321 36% 952 19%
Indirect 924 22% 189 21% 1,113 22%
Commercial and Industrial 691 17% 154 17% 845 17%
Commercial Real Estate 1,165 28% 130 14% 1,295 26%
Agriculture 107 3% - 0% 107 2%
Other Consumer* 640 15% 89 10% 729 14%
Leases 3 0% 15 2% 18 0%
Total 4,161 898 5,059
% of Portfolio Marked
* Other consumer includes home equity and direct
$ % $ % $ %
Deposits
Checking 1,153 25% 204 19% 1,357 23%
Interest Checking 692 15% 159 14% 851 15%
Money Market 1,092 23% 358 32% 1,450 25%
Savings 700 15% 117 11% 817 14%
CD's 1,052 22% 269 24% 1,321 23%
Total 4,689 1,107 5,796
Deposit Porfolio Breakdown ($ millions)
NBT Bank (6/30/12) Alliance Bank (6/30/12) Pro Forma (6/30/12)
Loan Porfolio Breakdown ($ millions)
NBT Bank (6/30/12) Alliance Bank (6/30/12) Pro Forma (6/30/12)

High Quality Partner
Elevated Tangible Book Value Multiple
211%
0

2007 2008 2009 2010 2011 YTD 2012
Regional Bank Median
NBT ALNC CBU TMP Price TBV Deal
Price / Tangible Book Value

• 2.11x tangible book value (TBV)
– Bank trading multiples in our market
– Both our currencies trade at a premium to TBV
– Alliance is a high quality institution and desirable partner
• Why 5.5 years earn back on TBV is not a concern
– Long-term view
– Growth opportunities created by Alliance’s marketplace
– Risk profiles of both banks, no additional capital needed
• Alliance represents NBT’s greatest strategic
opportunity as a business partner
– Strategic premium
– Financially attractive: immediate accretion to EPS
High Quality Partner
Elevated Tangible Book Value Multiple

Low Integration Risk
• Three successful acquisitions in the last 12 months
– Demonstrated successful customer transition
– Experienced NBT conversion team
• NBT’s operations in contiguous markets have established a
presence in Alliance’s markets
• Leadership retention
– Regional President position to be filled by Alliance management
– Strategic executive role for Alliance Chairman and CEO, Jack Webb
– Board representation: 3 seats on NBT Bancorp’s pro forma Board of 14 directors, including Alliance Chairman and CEO, Jack Webb
• Alliance’s core processor same as NBT
– Minimizes integration complexities

NBT BANCORP

A strategic community banking partnership in central New York.

Alliance Financial Corporation

15

Questions?
Please Contact Us!
Martin A. Dietrich
President and Chief Executive Officer
(607) 337-6119
mdietrich@nbtbank.com
Michael J. Chewens
Senior Executive Vice President and
Chief Financial Officer
(607) 337-6520
mjchewens@nbtbci.com